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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 20, 1998, included in Coldwater Creek Inc.'s Form 10-K for the year ended February 28, 1998 into Coldwater Creek Inc.'s previously filed registration statement on Form S-8 (File No. 333-31699).

                                       /s/ Arthur Andersen LLP

Boise, Idaho
May 29, 1998